KPMG PEAT MARWICK LLP



                         Independent Auditors' Consent
                         -----------------------------


Board of Directors
Biospecifics Technologies Corp.:


We consent to the use of our report dated April 18, 1997 incorporated herein by reference.


                                             /S/ KPMG PEAT MARWICK LLP
                                             ----------------------------------
                                             KPMG PEAT MARWICK LLP

Jericho, New York
September 22, 1997